SCHEDULE 14C
                                   (Rule 14c-101)
                    INFORMATION REQUIRED IN INFORMATION STATEMENT

                              SCHEDULE 14C INFORMATION
             Proxy Statement Pursuant to Section 14(c) of the Securities
                                Exchange Act of 1934


          Check the appropriate box:
          (X)  Preliminary Information Statement
          (_)  Confidential, for Use of the Commission Only
          ( )  Definitive Information Statement

                                 Forme Capital, Inc.
                  (Name of Registrant as Specified in Its Charter)

                                  Daniel Wettreich
                (Name of Person(s) Filing the Information Statement)

          Payment of Filing Fee (Check the appropriate box):
          (_)  $125 per Exchange Act Rules 0-11c(1)(ii), or 14c-5(g).
          (_)  No fee required.
          (_) Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
               (1) Title of each class of securities to which transaction applies:
               (2) Aggregate number of securities to which transaction
                 applies:
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               (4) Proposed maximum aggregate value of transaction:
               (5) Total fee paid:
          (_)  Fee paid previously with preliminary materials.
          (_) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

               (1)  Amount Previously Paid:
               (2)  Form, Schedule or Registration Statement No.:
               (3)  Filing Party:
               (4)  Date Filed:

                                    Forme Capital, Inc.
                                       6959 Arapaho
                                        Suite 122
                                   Dallas, Texas  75248
                                      (972) 386-8907

                                     ______ May 2000

                             PROSPECTUS/INFORMATION STATEMENT

               This Information Statement is being mailed to the Stockholders of Forme Capital, Inc., a Delaware Corporation (the "Company")on or about ______ May 2000, in connection with action taken by the Board of Directors and the holders of at least eighty percent (80%)of the outstanding shares of the Company's Common Stock by Written Consent. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions before they take effect.

               WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       THE COMPANY

               The Company was incorporated in Delaware on December 2, 1986, as a wholly owned subsidiary of Danzar Investment Group, Inc. ("Danzar") and on April 10, 2000 all the Company's then issued shares were distributed to Danzar stockholders. The Company has no operations or substantial assets.

                                       ACTION TAKEN

               The Company, as authorized by the necessary approvals of the board of directors and stockholders owning at least eighty percent (80%) of the issued and outstanding shares of Common Stock, has adopted two amendments to the Company's Certificate of Incorporation, as amended.

          I. ONE FOR THIRTY-FIVE REVERSE COMMON STOCK SPLIT OF THE AUTHORIZED AND OUTSTANDING COMMON STOCK

               The first amendment authorizes a one for thirty-five reverse Common Stock split of the outstanding common shares. The par value will not be affected. The Company currently has 25,000,000 share authorized, of which 11,503,900 are issued. Following the reverse split, the Company will have approximately 328,571 Common Shares outstanding.

          II. INCREASE THE AUTHORIZED COMMON SHARES

               The second amendment increases the authorized common  shares
          to  100,000,000.     The  Fourth  paragraph   of  the   Company's
          Certificate of Incorporation shall read as follows:

                    "Fourth: The total number of shares of all classes which the corporation shall have authority to issue is 200,000,000, of which 100,000,000 shares shall be
                    Common Stock of $.001 par value and of which 100,000,000 shares shall be Preferred Stock of $.01 par value, (the "Preferred Stock,") with the following designations, powers, preferences, rights, qualifications, limitations, or restrictions:

                    1)The Board of  Directors is  expressly authorized  at
                      any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other annual rights, and qualifications, limitations, or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as not expressed in this Certificate of Incorporation or any amendment thereto, including, but without limiting the generality of the foregoing, the following:

                         a)the designation of such series;
                         b)the  dividend   rate   of  such   series,   the
                           conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;
                         c)whether the  shares  of such  series  shall  be
                           subject to redemption, the times, prices and other terms and conditions of such redemption;
                         d)the  terms  and  amount  of  any  sinking  fund
                           provided for the purchase or redemption of the shares of such series;
                         e)whether the  shares  of such  series  shall  be
                           convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;
                         f)the extent, if any, to which the holders of the
                           shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;
                         g)the restrictions and  conditions, if any,  upon
                           the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;
                         h)the rights of the holders of the shares of such
                           series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

                    2)except as otherwise required  by law and except  for
                      such voting powers with respect to the election of directors or other matters as may be stated in the resolution of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                      All shares, when issued shall be fully paid and nonassessable; and the private property of stockholders shall not be liable for corporate debts. Stockholders shall have no preemptive rights.

                      All matters properly presented for shareholder vote shall be affirmed by a majority of the shareholders voting unless the laws of the state of Delaware absolutely require a larger vote."


                                NO DISSENTERS' RIGHTS

               The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

                              PURPOSE OF THE AMENDMENTS

               The two amendments work together to reduce the number of shares outstanding, create sufficient common shares and preferred shares to give the Company flexibility to issue shares in connection with offerings of shares for cash, acquisitions of other companies, financing transactions, and other general corporate purposes.

               The Board of Directors deems it to be advisable to approve the one for thirty-five reverse common stock split so that the Company will have a sufficient number of shares available for possible issuances in connection with offerings of shares for cash, acquisitions of other companies, financing transactions and other general corporate purposes.

               After the implementation of both of these amendments the Board believes that this is an adequate number to meet the needs of the Company for the foreseeable future. The Company has accepted a subscription for 2,700,000 common shares from Mick Y. Wettreich at par value, conditional upon the approval of the reverse stock split and the subsequent increase in the authorized common stock and subsequent effectiveness. The Board of Directors may authorize the issuance of additional shares of Common Stock in the future without the approval of stockholders, unless such approval is required by law or regulation or is deemed advisable by the Board of Directors.

               The reverse split will result in an increase to the stockholders' equity on a per share basis but will not result in a change to the stockholders' equity overall. However, the Board of Directors may authorize the issuance of additional shares of Common Stock or shares of Preferred Stock without the approval of stockholders which would have the effect of diluting the stockholders' equity per share.

               The Company believes that the Amendments will not have any effect on its business and operations. Should additional shares be issued, the other stockholders of the Company will experience a decrease in their percentage stock ownership in the Company.


               The Board of Directors will establish all rights associated with the Preferred Stock at the time of the issuance of the Preferred Stock. The Board of Directors may create one or more classes of Preferred Stock with such rights and preferences the Board of Directors deems advisable with respect to the purpose for which the Preferred Stock is issued. Such rights and preferences could include voting rights, the right to receive dividends or distributions, and preferences not otherwise available to holders of Common Stock upon the dissolution or liquidation of the Company. The Company could issue shares of Preferred Stock at a price less than market or book value.

               The Company currently has no plans to issue any shares of Preferred stock. In the future, should the Board of Directors approve a transaction involving the issuance of shares of
          Preferred Stock, it is the present intention of the Board of Directors to authorize such issuances of shares without further shareholder approval, unless otherwise required by law or regulation or deemed advisable by the Company in connection with listing rules or otherwise. The Board of Directors believes that the delay caused by the necessity of obtaining shareholder approval for a specific issuance could be to the detriment of the Company and its stockholders. The adoption of the first amendment should have an anti-takeover effect because the Board of Directors would have the ability to issues shares of Preferred Stock with such rights and preferences, including conversion to shares of Common Stock, as a defense to an attempted takeover that the Board of Directors considers not to be in the best interests of the Company and its stockholders.

               Issuance of Preferred Stock could result in the dilution  of the stockholders' equity per share and could reduce the percentage ownership of Common Stock by existing stockholders who do not have preemptive rights. Additionally, issuances of shares of Preferred Stock could result in the holders of shares of Preferred Stock having preferential rights not available to the holders of Common Stock. Holders of Common Stock have no preemptive rights and accordingly, stockholders would not have any preemptive rights to purchase any shares of Preferred Stock when issued.

               These amendments will take effect twenty days after mailing this information to shareholders.


                      STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

               As of April 28, 2000, the Company had 11,503,900 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. Zara Wettreich, Separate Property owns in the aggregate of 10,250,000 shares of Common Stock (89% of the issued and outstanding shares of Common Stock). By The Written Consent In Lieu of Meeting dated April 18, 2000, Zara Wettreich approved the adoption and implementation of the Amendments by written consent in lieu of a meeting. Such action by written consent is sufficient to satisfy the applicable requirements of Delaware law that any amendment of the Company's Certificate of Incorporation be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the Amendments at any future meeting.

               INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

               The following table shows the amounts of Common Stock, $.001 par value, owned as of April 28, 2000, by each person known to own beneficially more than five percent (5%) of the outstanding Common Stock of the Registrant, by each director, and by all officers and directors as a group (1 person). Each individual has sole voting power and sole investment power with respect to the shares beneficially owned.

          Name and Address of      Amount and Nature of        Percent
          Beneficial Owner         Beneficial Ownership       of Class

          Daniel Wettreich              10,250,000  (1)            89%
          6959 Arapaho Road, Suite 122
          Dallas, Texas 75248

          All Officers and Directors    10,250,000  (1)            89%
          as a group (1 person)

          Zara Wettreich,
          Separate Property             10,250,000                 89%
          6959 Arapaho Road, Suite 122
          Dallas, Texas 75248

             (1)  10,250,000  of these  shares  are  in the  name  of  Zara
                  Wettreich,  Separate   Property.     Mr.  Wettreich   has
                  disclaimed any  beneficial interest in  the shares  owned
                  by his wife.

          NOTE:   The  Company  has accepted  a  conditional  common  stock
          subscription from Mick Y. Wettreich as noted above under the heading Purpose for Amendments.

                                SHAREHOLDER PROPOSALS

               Any stockholder proposal to be considered by the Company for inclusion in the 2001 Proxy Statement must be received by the Company not later than March 31, 2001. Any such proposal should be sent to the Company, 6959 Arapaho, Suite 122, Dallas, Texas 75248. Any such proposal should provide the proposer's intention to present the proposal for action at the meeting, and must comply with Item 4 of Schedule 14c of the rules of the Securities and Exchange Commission.


                                        By Order of the Board of Directors



                                        /s/Daniel Wettreich
                                        Director and President

          Dallas, Texas
          May 18, 2000


                                                                 EXHIBIT A

           CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
                                 FORME CAPITAL, INC.

               THE UNDERSIGNED, being the President of Forme Capital, Inc., hereby certifies that:

               FIRST:  The name of the Corporation is Forme Capital, Inc.

               SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 2, 1986.

               THIRD: The first amendment authorized a one for thirty-five reverse stock split of the outstanding common shares. The Company currently has 25,000,000 share authorized, of which 11,503,900 are issued.

               FOURTH: Article Four of said Certificate of Incorporation is hereby amended in its entirety to read as follows:

                    "Fourth: The total number of shares of all classes which the corporation shall have authority to issue is 200,000,000, of which 100,000,000 shares shall be
                    Common Stock of $.001 par value and of which 100,000,000 shares shall be Preferred Stock of $.01 par value, (the "Preferred Stock,") with the following designations, powers, preferences, rights, qualifications, limitations, or restrictions:

                    1)The Board of  Directors is  expressly authorized  at
                      any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other annual rights, and qualifications, limitations, or restrictions thereof, as shall be expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as not expressed in this Certificate of Incorporation or any amendment thereto, including, but without limiting the generality of the foregoing, the following:

                         a)the designation of such series;
                         b)the  dividend   rate   of  such   series,   the
                           conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;
                         c)whether the  shares  of such  series  shall  be
                           subject to redemption, the times, prices and other terms and conditions of such redemption;
                         d)the  terms  and  amount  of  any  sinking  fund
                           provided for the purchase or redemption of the shares of such series;
                         e)whether the  shares  of such  series  shall  be
                           convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;
                         f)the extent, if any, to which the holders of the
                           shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;
                         g)the restrictions and  conditions, if any,  upon
                           the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;
                         h)the rights of the holders of the shares of such
                           series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of a voluntary dissolution than in the case of an involuntary dissolution.

                    2)except as otherwise required  by law and except  for
                      such voting powers with respect to the election of directors or other matters as may be stated in the resolution of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                      All shares, when issued shall be fully paid and nonassessable; and the private property of stockholders shall not be liable for corporate
                      debts.  Stockholders  shall  have  no   preemptive
                      rights.

          All matters properly presented for shareholder vote shall be affirmed by a majority of the shareholders voting unless the laws of the state of Delaware absolutely require a larger vote."

               FIFTH:  The foregoing amendments have been duly advised  and adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware by written consent of the stockholders of the Corporation given in accordance with the provisions of Section 228 of the General corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 18th Day of May, 2000.





                                        /s/Daniel Wettreich
                                        President